Exhibit 99.1

Press Release

For Immediate Release

Contacts:	Raymond V. O’Brien III, Chairman of the Board
Christopher D. Myers, President and CEO
(909) 980-4030

CVB Financial Corp. Announces Appointment of David A. Brager as new CEO Effective March 16, 2020

•	David A. Brager, Executive Vice President & Sales Division Manager, will succeed Christopher D. Myers, who is scheduled to retire on March 15, 2020

Ontario, CA, February 19, 2020-CVB Financial Corp. (NASDAQ:CVBF) and its principal subsidiary, Citizens Business Bank (together, “the Company”), announced that the Company’s Board of Directors has chosen David A. Brager to be the organization’s next Chief Executive Officer. Mr. Brager, who currently serves as Executive Vice President, Sales Division Manager, will assume the role on March 16, 2020 upon the scheduled retirement of the Company’s current President and CEO, Christopher D. Myers. Concurrently, Mr. Brager is being appointed to the respective Boards of Directors of CVBF and Citizens Business Bank.

CVBF’s Board of Directors led a thorough, nationwide search in partnership with Spencer Stuart, a leading executive search firm. The promotion of Mr. Brager affirms the quality of the Company’s senior management team and the Board’s confidence in the Company’s strategy and continued strong performance. In order to facilitate a smooth and orderly transition, Mr. Myers, who has served as the Company’s CEO since 2006, will remain available to the Company as a consultant through December 31, 2020.

“Our Board is very grateful for Chris Myers’ leadership the past 13 years and is truly delighted to have selected Dave Brager as CEO to lead our Company’s next chapter,” said Raymond V. O’Brien III, the Company’s Chairman of the Board. “Following Chris’ decision to retire, which was announced this past July, our Board engaged in a thoughtful evaluation process. While the Board was of course already impressed with Dave, it was important and helpful to have the opportunity to benchmark his candidacy against an extensive, nationwide field of contenders. We are quite pleased with the outcome.”

“I am truly honored that our Board has chosen me to lead this outstanding organization that has been named #1 on the Forbes’ America’s Best Banks list for two of the past four years-including 2020,” said David A. Brager, Executive Vice President, Sales Division Manager and the Board’s appointee to be the next CEO of the Company. “I see this as a terrific opportunity to leverage my deep understanding of our Bank’s growth strategies and local geographic markets to continue to deliver strong financial results. We have worked hard to build our industry-leading platform, and I am confident that our talented team will continue to expand and reach new heights for the sake of our customers, communities, shareholders and employees.”

Chris Myers, the Company’s retiring President and CEO, commented: “Dave and I have worked closely together for the past nine years. He has been deeply involved in executing our strategy, particularly on the sales side of the business. As such, he should be well prepared to continue ahead on our path of excellence. From a continuity standpoint, Dave is the right choice to lead this Company. He will be well supported by a seasoned and motivated senior leadership team. I wish Dave all the best in his new role and am confident that the incredible legacy of this Company is intact and ready to move forward.”

Mr. Brager has over 30 years of banking experience in a variety of senior leadership roles, including serving the past 17 years at Citizens Business Bank, where his present responsibilities encompass oversight of all the Bank’s business financial centers, customer lending and deposit relationships, marketing, treasury management, international services, government services and bankcard products. Dave joined CVBF in 2003 as a Vice President and was recruited to build and manage the Fresno Business Financial Center on a de novo basis. The office achieved early entrepreneurial success and, four years later, he was promoted to SVP and Regional Manager for the entire Central Valley area of California. Based on his continued strong record of achievement, at the beginning of 2011, Dave was promoted to EVP and Sales Division Manager, reporting directly to CEO Myers in Ontario, CA. Prior to his tenure with the Company, Mr. Brager worked for over seven years at Westamerica Bank. Mr. Brager received his B.S degree from California State University, Fresno. He is a graduate of the Pacific Coast Banking School in partnership with the University of Washington’s Graduate School of Business.

Corporate Overview

CVB Financial Corp. (“CVBF”) is the holding company for Citizens Business Bank. CVBF is one of the 10 largest bank holding companies headquartered in California with over $11 billion in total assets. Citizens Business Bank is consistently recognized as one of the top performing banks in the nation and offers a wide array of banking, lending and investing services through 58 banking centers and 3 trust office locations serving the Inland Empire, Los Angeles County, Orange County, San Diego County, Ventura County, Santa Barbara County, and the Central Valley area of California.

Shares of CVB Financial Corp. common stock are listed on the NASDAQ under the ticker symbol “CVBF”. For investor information on CVB Financial Corp., visit our Citizens Business Bank website at www.cbbank.com and click on the “Investors” tab.

Notice Regarding Forward-Looking Statements

Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s leadership transition and search for a new Chief Executive Officer, current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward-looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and political events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors, key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for loan losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, the Community Reinvestment Act, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us; the effects of additional legal and regulatory requirements to which we have or will become subject as a result of our total assets exceeding $10 billion; changes in estimates of future reserve requirements and minimum capital requirements, based upon the periodic review thereof under relevant regulatory and accounting standards, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risks; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or currently expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates or monetary policies; changes in the amount, cost and availability of deposit insurance; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to physical site access and/or communication facilities; cyber incidents, or theft or loss of Company or customer data or money; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, the effects of pandemic diseases or viruses, or extreme weather events, that affect electrical, environmental, computer servers, and communications or other services we use, or that affect our customers, employees or third parties with whom we conduct business; our timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon outside vendors with respect to certain of the Company’s key internal and external systems, applications and controls; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, blockchain technology and other banking products, systems or services); our ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among banks and other financial services and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, bank operations, financial product, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including our Annual Report on Form 10-K for the year ended December 31, 2018, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

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